SHARE EXCHANGE AGREEMENT

      THIS SHARE EXCHANGE AGREEMENT (the "Agreement") is entered into and effective as of September 12, 1997, by and between those undersigned parties (collectively the "SHAREHOLDERS"), PRETORY, S.A., a French corporation ("PSA") and PRETORY USA, INC., a Nevada corporation ("PUI" or the "COMPANY").

                                   1. RECITALS

      This Agreement is entered into with reference to and in contemplation of the following facts, circumstances and representations:

      1. The SHAREHOLDERS are the owners of 2,332 shares of the 2,336 issued and outstanding shares of common stock of PSA (the "PSA Shares").

      2. PUI desires to issue a total of 4,720,000 shares of its common stock (the "PUI Shares") to the SHAREHOLDERS in exchange for the PSA Shares.

      3. The SHAREHOLDERS desire to exchange the PSA Shares for the PUI Shares in accordance with the terms and conditions of this Agreement.

      4.    PSA desires that this transaction be consummated.

                       2. EXCHANGE AND ISSUANCE OF SHARES

      2.1 Exchange of PUI Shares: PUI shall exchange and deliver to the SHAREHOLDERS, a total of 4,720,000 restricted shares of PUI restricted common stock in accordance with the allocation set forth in the attached Schedule "A".

      2.2 Exchange of PSA Shares: At the closing, the SHAREHOLDERS shall exchange and deliver to PUI, a total of 2,329 shares of PSA common stock which represents ninety-nine and seven tenths percent (99.7%) of the issued and outstanding shares of PSA.

      2.3 Nature of PUI Shares: The SHAREHOLDERS shall be issued the PUI Shares, which unless otherwise contractually restricted, shall be subject to a one (1) year holding period before the PUI Shares are eligible for sale in the U.S. public market. The sale of the PUI Shares will be further limited by the resale provisions of SEC Rule 144.

      2.4 Restricted Nature of PUI Shares: Notwithstanding the one (1) year holding period for the PUI Shares, each of the SHAREHOLDERS who become "affiliates" or "control persons" of PUI will be subject to certain limitations with respect to the sale of their respective PUI Shares. Accordingly, as a result of such a designation, the sale of the PUI Shares will be limited by SEC Rule 144.

      2.5 Private Sale Acknowledgment: The parties acknowledge and agree that the exchange and issuance of the PUI Shares is being undertaken as a private sale pursuant to Section 4 of the Securities Act of 1933, as amended, and Nevada Revised Statutes Chapters 78 and 90, and is not being transacted via a broker-dealer and/or in the public market place.

      2.6 issuance of Additional Shares by PUI: The parties hereto acknowledge and agree that in addition to the issuance of the 4,720,000 PUI Shares, that PUI will be issuing concurrently an additional 1,780,000 shares to the below listed persons which will result in a total of 6,500,000 shares being issued and outstanding at the completion of the subject transaction:

                 Name                              No. Shares
                 ----                              ----------
       1. SERGE MERANDEZ and
          YVONICK MERANDEZ                           510,000

       2. YOUSEF OMAIR BIN YOUSEF                    270,000

       3. MICHEL COLSON                              100,000

       4. INVESTMENT GROUP                           900,000
                                                   ---------
                                            TOTAL  1,780,000
                                                   =========

                        3. REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

      The COMPANY represents and warrants to the SHAREHOLDERS and PSA as follows:

      3.1 Organization: PUI is a corporation duly incorporated and validly existing under the laws of Nevada and is in good standing with respect to all of its regulatory filings.

      3.2 Capitalization: The authorized capital of PUI consists of 100,000,000 common shares with a par value $.001 and of which no shares have been issued at this time.

      3.3 Financial Statements: PUI has furnished to the SHAREHOLDERS and PSA audited financial statements for the period ending September 30, 1997. That at the Closing the financial affairs of PUI will be materially the same as represented in the financial statements for the period ending September 30, 1997.

      3.4 Books and Records: All material transactions of PUI have been promptly and properly recorded or filed in or with its books and records and the Minute Book of PUI contains records of all meetings and proceedings of the SHAREHOLDERS and directors thereof.

      3.5 Legal Compliance: To the best of its knowledge, PUI is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which PUI is subject or which apply to it or any of its assets.

      3.6 Tax Returns: All tax returns and reports of PUI required by law to be filed prior to the date hereof have been filed and are substantially true, complete and correct and all taxes and governmental charges have been paid.

      3.7 Adverse Financial Events: PUI has not experienced nor is it aware of any occurrence or event which has had or might reasonably be expected to have a material adverse effect on its financial condition.

      3.8 Disputes, Claims and Investigations: There are no disputes, claims, actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of PUI threatened against or affecting PUI at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency.

      3.9 Employee Liabilities: PUI has no liability to former employees or any liability to any governmental authorities with respect to current or former employees.

      3.10 No Conflicts or Agreement Violations: The execution, delivery and performance of this Agreement will not conflict with or be in violation of the articles or by-laws of PUI or of any agreement to which PUI is a party and will not give any person or company a right to terminate or cancel any agreement or right enjoyed by PUI and will not result in the creation or imposition of any lien, encumbrances or restriction of any nature whatsoever in favor of a third party upon or against the assets of PUI.

      3.11 Validly Issued and Authorized Shares: That the PUI Shares will be validly authorized and issued by the COMPANY, they will be fully paid and non-assessable and that they will be issued in full compliance with all federal and state securities laws.

      3.12 Restrictive Legend: That the PUI Shares will have a restrictive legend imposed thereon identifying them as "Restricted Shares" which are subject to the conditions and limitations of SEC Rule 144 with respect to their sale in the U.S. public market place.

      3.13 Corporate Authority: The officers or representatives of the COMPANY executing this Agreement represent that they have been authorized to execute this Agreement pursuant to a resolution of the Board of Directors of the COMPANY.

      4.9 Legal Compliance: PSA is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which PSA is subject or which apply to it or any of its assets.

      4.10 Tax Returns: All tax returns and reports of PSA required by law to be filed prior to the date hereof have been filed and are subsequently true, complete and correct and all taxes and governmental charges have been paid.

      4.11 Adverse Financial Events: PSA has not experienced nor is it aware of any occurrence or event which has had or might reasonably be expected to have a material adverse effect on its financial condition.

      4.12 Disputes, Claims and Investigations: There are no disputes, claims, actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of PSA threatened against or affecting PSA at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau or agency.

      4.13 Employee Liabilities: PSA has no liability to former employees or any liability to any government authorities with respect to current or former employees.

      4.14 No Conflicts or Agreement Violations: The execution, delivery and performance of this Agreement will not conflict with or be in violation of the articles or by-laws of PSA or of any agreement to which PSA is a party and will not give any person or company a right to terminate or cancel any agreement or right enjoyed by PSA and will not result in the creation or imposition of any lien, encumbrances or restriction of any nature whatsoever in favor of a third party upon or against the assets of PSA.

      4.15 No Liens: That PSA has not received a notice of any assignment, lien, encumbrance, claim or charge against the PSA Shares.

      4.16 Corporate Authority: The officers or representatives of PSA executing this Agreement represent that they have been authorized to execute this Agreement pursuant to a resolution of the Boards of Directors of PSA.

                        5. REPRESENTATIONS AND WARRANTIES
                              OF SHAREHOLDERS ALONE

      The SHAREHOLDERS alone further represent and warrant to PUI as follows with respect to the PUI Shares:

      5.1 Financially Responsible: That they are financially responsible and able to meet their obligations and acknowledge that this investment will be speculative.

      5.2 Investment Experience: That they have had experience in the business of investments in one or more of the following: (i) investment experience with securities such as stock and bonds; (ii) ownership of interests in partnerships, new ventures and start-up companies; (iii) experience in business and financial dealings; and that they can protect their own interests in an investment of this nature and they do not have an "Investor Representative", as that term is defined in Regulation D of the Securities Act of 1933 and do not need such an Investor Representative.

      5.3 Investment Risk: That they are capable of bearing the high degree of economic risks and burdens of this investment, including but not limited to the possibility of complete loss of all its investment capital and the lack of a liquid market, such that it may not be able to liquidate readily the investment whenever desired or at the then current asking price.

      5.4 Access to Information: That they have had access to the information regarding the financial condition of the COMPANY and they were able to request copies of such information, ask questions of and receive answers from the COMPANY regarding such information and any other information they desire concerning the PUI Shares, and all such questions have been answered to their full satisfaction.

      5.5 Private Transaction: That at no time were they presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising.

      5.6 Investment Intent: The PUI Shares are not being purchased with a view to or for the resale or distribution thereof and they have no present plans to enter into any contract, undertaking, agreement or arrangement for such resale or distribution.

      5.7 Due Diligence: That the SHAREHOLDERS shall have completed a due diligence review of the affairs of PUI and are satisfied with the results of that review.

                          6. CLOSING, ESCROW HOLDER AND
                              CONDITIONS TO CLOSING

      6.1 Exchange Closing: The closing of the share exchange as contemplated by this Agreement (the "Closing") shall take place in San Diego, California, at such time and place as may be agreed among by the parties, but in no event later than November 15, 1997, unless otherwise extended in writing by the parties.

      6.2 Appointment of Escrow Holder: The parties hereby appoint CARMINE J. BUA, III, ESQ. of San Diego, California as the Escrow Holder pursuant to this Agreement.

      6.3 Opinion of Counsel for PUI: The SHAREHOLDERS and PSA shall have received an opinion from the legal counsel for PUI, in form and substance reasonably satisfactory to the SHAREHOLDERS and PSA, to the effect that:

            1. PUI is a corporation duly organized and legally existing under the laws of the State of Nevada and is in good standing with respect to all of its regulatory filings, and

            2. This Agreement when duly executed and delivered by PUI, constitutes a legal, valid and binding obligation of PUI enforceable against it in accordance with its terms, and

            3. The PUI Shares delivered pursuant to the Agreement have been validly issued, are fully paid and non-assessable, and

            4. The PUI Shares have been legally and validly issued and are in compliance with all federal and state securities laws including but not limited to Section 4 of the Securities Act of 1933, as amended, and Nevada Revised Statutes Chapters 78 and 90.

      6.4 Opinion of Counsel For SHAREHOLDERS and PSA: PUI shall have received an opinion from the legal counsel for the SHAREHOLDERS and PSA, in form and substance reasonably satisfactory to PUI, to the effect that:

            1. PSA is a corporation duly organized and legally existing under the laws of France and is in good standing with respect to all of its regulatory filings, and

            2. The PSA Shares delivered pursuant to this Agreement have been validly issued, fully paid, non-assessable, and have been originally issued in full compliance with all applicable securities laws of France.

            3. The SHAREHOLDERS have the full power to transfer the PSA Shares to PUI without obtaining the consent or approval of any other person or governmental agency.

            4. That PUI is legally capable of owning and is permitted to own a controlling Interest in PSA under the applicable laws of France.

            5. That PSA is required to have a minimum of seven (7) shareholders who must be citizens of France.

      6.5 Escrow Conditions and Closing: Prior to the Closing the following will be required:

            1. Delivery of PSA Shares: The SHAREHOLDERS shall deliver to the Escrow Holder the certificate or certificates representing the 2,329 PSA Shares registered in the name of PUI, duly endorsed for transfer accompanied by a duly executed assignment of the PSA Shares to PUI.

            2. Delivery of PUI Shares: PUI shall deliver to the Escrow Holder a total of 4,720,000 of the PUI of the Shares registered in the names of the SHAREHOLDERS as set forth in Schedule "A".

            3. Legal Opinion and Documents: Both parties shall deliver to the Escrow Holder such legal opinions and other documents as are required by the terms and conditions of the Agreement.

            4. Requisite Corporate Resolutions: Each party shall deliver to the Escrow Holder certified copies of resolutions from their respective Boards of Directors authorizing the subject transaction.

            5. Shareholder or Board of Directors Approval: PUI shall deliver to the Escrow Holder documentation evidencing the PUI shareholder approval of the subject transaction. In the event no shares have been issued by PUI prior to the subject transaction, PUI shall deliver a certified copy of the resolution of the PUI Board of Directors authorizing the subject transaction.

      6.6 Close of Transaction: The subject transaction shall "close" upon the satisfaction of the above conditions.

                  7. COOPERATION, ARBITRATION, INTERPRETATION,
                         MODIFICATION AND ATTORNEY FEES

      7.1 Cooperation of Parties: The parties further agree that they will do all things necessary to accomplish and facilitate the purpose of this Agreement and that they will sign and execute any and all documents necessary to bring about and perfect the purposes of this Agreement.

      7.2 Arbitration: The parties hereby submit all controversies, claims and matters of difference arising out of this Agreement to arbitration in San Diego, California according to the rules and practices of the American Arbitration Association from time to time in force. This submission and agreement to arbitrate shall be specifically enforceable. The Agreement shall further be governed by the laws of the State of Nevada.

      7.3 Interpretation of Agreement: The parties agree that should any provision of this Agreement be found to be ambiguous in any way, such ambiguity shall not be resolved by construing such provisions or any part of or the entire Agreement in favor of or against any party herein, but rather by construing the terms of this Agreement fairly and reasonable in accordance with their generally accepted meaning.

      7.4 Modification of Agreement: This Agreement may be amended or modified in any way at any time by an instrument in writing stating the manner in which it is amended or modified and signed by each of the parties hereto. Any such writing amending or modifying this Agreement shall be attached to and kept with this Agreement.

      7.5 Attorney Fees: If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of the Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

      7.6 Entire Agreement: This Agreement constitutes the entire Agreement and understanding of the parties hereto with respect to the matters herein set forth, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.

      7.7 Counterparts: This Agreement may be signed in one or more counterparts.

      7.8 Facsimile Transmission Signatures: A signature received pursuant to a facsimile transmission shall be sufficient to bind a party to this Agreement


                                                SHAREHOLDERS

DATED: 12/09/, 1997                             /s/ Jacques Gaussens
      -------                            ---------------------------------------
                                         JACQUES GAUSSENS

DATED: 12/09/, 1997                             /s/ Arcole Investment Trust
      -------                            ---------------------------------------
                                         ARCOLE INVESTMENT TRUST


DATED: 12/09/, 1997                             /s/ Raquel Velasco
      -------                            ---------------------------------------
                                         RAQUEL VELASCO


                                         PRETORY S.A.

                                                    Societe PRETORY
                                                 182, rue des Pyrenees
                                                       75620 PARIS
                                               Tel: 01 43 66 26-64 : [ILLEGIBLE]
                                                      [ILLEGIBLE]

DATED: 12/09/, 1997                   BY:       /s/ Jacques Gaussens
      -------                            ---------------------------------------
                                         JACQUES GAUSSENS
                                         President

                                         PRETORY USA, INC.

DATED: 12/09/, 1997                   BY:      /s/ Raquel Velasco
      -------                            ---------------------------------------
                                         RAQUEL VELASCO
                                         President

                                  SCHEDULE "A"

               NAME                                NO. PUI SHARES
               ----                                --------------

      1. JACQUES GAUSSENS                            1,125,000

      2. ARCOLE INVESTMENT TRUST                     2,250,000

      3. RAQUEL VELASCO                              1,345,000
                                                     ---------

                              TOTAL SHARES           4,720,000
                                                     =========